Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”), dated as of May 16, 2008, among ENERSYS, a Delaware corporation (“Holdings”), ENERSYS CAPITAL INC., a Delaware corporation (the “Borrower”), the lenders from time to time party to the Credit Agreement referred to below (the “Lenders”) and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and Bank of America, N.A., as Collateral Agent (in such capacity, the “Collateral Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.

WITNESSETH:

WHEREAS, Holdings, the Borrower, the Lenders, the Administrative Agent, Morgan Stanley Senior Funding, Inc., as Syndication Agent, and Lehman Commercial Paper Inc., as Documentation Agent, are parties to a Credit Agreement, dated as of March 17, 2004 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Fifth Amendment, the parties hereto wish to amend or otherwise modify certain provisions of the Credit Agreement as herein provided.

NOW, THEREFORE, IT IS AGREED:

I.	Amendments to Credit Agreement.

1. Section 8.14(a)(iii) of the Credit Agreement is hereby amended by deleting the text “for the period of four consecutive fiscal quarters (taken as one accounting period) most recently ended prior to the date of such Permitted Acquisition (each, a “Calculation Period”)” appearing in said Section and inserting the text “for the Calculation Period most recently ended prior to the date of such Permitted Acquisition” in lieu thereof.

2. Section 8.19 of the Credit Agreement is hereby amended by inserting the text “as of the last day of the Calculation Period then most recently ended” immediately after the text “Leverage Ratio of 3:00:1.00 or less” appearing in said Section.

3. Section 9.04 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (xx) of said Section, (ii) deleting the period (“.”) at the end of clause (xxi) of said Section and inserting the text “; and” in lieu thereof and (iii) inserting the following new clause (xxii) immediately following clause (xxi) of said Section:

“(xxii) unsecured Indebtedness of Holdings under the Permitted Senior Notes and the Permitted Senior Notes Documents, and of the Borrower and the Subsidiary Guarantors (so long as same remain Subsidiary Guarantors) under guarantees of the obligations of Holdings pursuant to the Permitted Senior Notes Documents to which they are a party, in the aggregate principal amount not to exceed $205,000,000 (as such principal amount may be reduced by principal repayments of the Permitted Senior Notes and/or, in the case of Permitted Convertible Notes, by conversions in accordance with the terms of the Permitted Senior Notes Indenture), so long as (A) such Indebtedness is incurred in accordance with the requirements of the definition of Permitted Senior Notes and (B) 100% of the Net Cash Proceeds of such Indebtedness shall have been applied as a mandatory prepayment and/or commitment reduction in accordance with the requirements of Section 4.02(d).”.

4. Section 9.06 of the Credit Agreement is hereby amended by (i) inserting the text “as of the last day of the Calculation Period then most recently ended,” immediately after the text “Leverage Ratio not to exceed 3:0:1.00” appearing in clause (x) of said Section, (ii) deleting the word “and” appearing at the end of clause (xii) of said Section, (iii) deleting the period (“.”) at the end of clause (xiii) of said Section and inserting a semi-colon (“;”) in lieu thereof, and (iv) inserting the following new clauses (xiv), (xv) and (xvi) immediately following clause (xiii) of said Section:

“(xiv) the Borrower may pay cash Dividends to Holdings, so long as Holdings promptly (and in any event within two Business Days) uses the proceeds thereof to pay regularly scheduled interest plus any Additional Interest on Permitted Senior Notes when and as due in accordance with the terms of the Permitted Senior Notes Documents;

(xv) the Borrower may pay cash Dividends to Holdings to enable Holdings to pay, and Holdings may pay, cash in lieu of fractional shares of Holdings Common Stock issued in connection with a conversion of Permitted Convertible Notes in accordance with the relevant provisions of the Permitted Senior Notes Indenture, so long as (i) Holdings shall have promptly (and in any event within two Business Days of its receipt thereof) used the proceeds of such Dividends from the Borrower to pay cash in lieu of fractional shares of Holdings Common Stock permitted to be paid pursuant to this clause (xv) and (ii) the aggregate amount of all cash paid pursuant to this clause (xv) does not exceed $200,000; and

(xvi) the Borrower may pay cash Dividends to Holdings to enable Holdings to pay, and Holdings may pay, cash “net share” settlements to holders of Permitted Convertible Notes payable upon the conversion of the Permitted Convertible Notes in accordance with the terms of the Permitted Senior Notes Indenture, so long as (1) no Default or Event of Default then exists or would result therefrom, (2) such cash “net cash” settlements relate exclusively to the “principal portion” of the conversion value of such Permitted Convertible Notes, (3) Holdings shall have promptly (and in any event within two Business Days of its receipt thereof) used the proceeds of such Dividends from the Borrower to pay cash “net share” settlements permitted to be paid pursuant to this clause (xvi), (4) after giving effect to the payment of any such cash “net share” settlement and the incurrence of any Indebtedness to finance the same, (A) Holdings shall be in compliance, on a Pro Forma Basis, with the financial covenants contained in Sections 9.08 and 9.09 as of the last day of the Calculation Period then most recently ended (for purposes of determining such compliance, however, using the financial covenant level specified in Section 9.08 or 9.09, as the case may be, for the fiscal quarter in which such Dividend is to be paid), (B) Holdings shall have demonstrated compliance, on a Pro Forma Basis, with a Senior Secured Leverage Ratio of less than 2.50:1.0 as of the last day of the Calculation Period then most recently ended, and (C) the sum of the Total Unutilized Revolving Loan Commitment at such time plus the aggregate amount of Unrestricted cash and Cash Equivalents of Holdings, the Borrower and each Subsidiary Guarantor at such time shall equal or exceed $25,000,000, and (5) Holdings shall have delivered to the Administrative Agent on the date of the payment of such Dividend, an officer’s certificate executed by an Authorized Officer of Holdings, certifying to the best of his knowledge, compliance with the requirements of preceding clauses (1) through (4), inclusive, and containing the calculations required by preceding clause (4); provided, however, that Holdings shall not be required to demonstrate compliance with clause (4)(B) above (or certify as to such compliance pursuant to clause (5) above) if (x) Holdings notifies the Administrative Agent in writing of its intention to pay a cash Dividend (and the amount thereof) in reliance on this proviso, and (y) the aggregate amount of the cash Dividends then paid, together with the aggregate amount of all other cash Dividends paid in reliance on this proviso, does not exceed $10,000,000.”.

5. Section 9.08 of the Credit Agreement is hereby amended by deleting the last sentence appearing at the end of said Section in its entirety.

6. Section 9.09 of the Credit Agreement is hereby amended by deleting the last sentence appearing at the end of said Section in its entirety.

7. Section 9.12 of the Credit Agreement is hereby amended by (i) deleting the word “or” appearing at the end of clause (iii) of said Section, (ii) deleting the period (“.”) at the end of clause (iv) of said Section and inserting the text “; and” in lieu thereof, and (iii) inserting the following new clauses (v) and (vi) at the end of said Section:

“(v) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption, repurchase or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto or any other Person money or securities before due for the purpose of paying when due), or any prepayment, repurchase, redemption or other acquisition for value as a result of any asset sale, change of control or other required “repurchase” event prior to final stated maturity, of any Permitted Senior Notes; provided that so long as no Default or Event of Default then exists or would result therefrom, (i) the Permanent Exchange Senior Notes may be issued in exchange for Permitted Senior Notes as contemplated by the definition of Permitted Senior Notes and consistent with the definition of Permanent Exchange Senior Notes, and (ii) Permitted Convertible Notes may be converted into shares of Holdings Common Stock and/or the right to receive cash “net share” settlements in accordance with the conversion provisions of the Permitted Senior Notes Documents, so long as the payment of any cash “net share” settlement in connection therewith (and the Dividend by the Borrower used to finance the same) is permitted by Section 9.06(xvi); and

(vi) amend, modify or change any provision of the Permitted Senior Notes Documents in a manner adverse to the interests of the Lenders in any material respect; provided that in no event shall any such amendment, modification or change shorten the maturity or average life to maturity of the Permitted Senior Notes, require any payment with respect thereto sooner than previously scheduled, increase the interest rate or fees applicable thereto or grant collateral as security therefor.”.

8. Section 9.14(a) of the Credit Agreement is hereby amended by (i) redesignating clause (xi) of said Section as clause (xii) thereof and (ii) inserting the following new clause (xi) immediately after the text “Refinancing Senior Subordinated Notes Documents” appearing in said Section:

“; (xi) on and after the execution and delivery thereof, the Permitted Senior Notes Documents”.

9. Section 9 of the Credit Agreement is hereby amended by adding new Section 9.16 at the end of said Section:

“9.16 Special Provisions Relating to the Contingent Conversion of Permitted Convertible Notes. Holdings will not (i) distribute to all or substantially all holders of its common Equity Interests (x) rights or warrants entitling such holders (for a period of not more than 60 days after the date of such distribution) to subscribe for or purchase shares of its common Equity Interests at a price per share less than the average of the last reported sale price of its common Equity Interests for the 10 consecutive trading day period ending on the trading day immediately preceding the declaration date of such distribution or (y) debt securities, assets or rights to purchase its Equity Interests that have a per share value (as determined by the board of directors of Holdings) exceeding 10% of the last reported sale price of its common Equity Interests on the trading day immediately preceding the declaration date for such distribution or (ii) take any other corporate action within its control which triggers a conversion right for holders of Permitted Convertible Notes in accordance with the terms of the Permitted Senior Notes Documents (excluding, however, for avoidance of doubt, so-called “bond parity” or “stock price” contingent conversion triggers).”.

10. The definition of “Change of Control” appearing in Section 11 of the Credit Agreement is hereby amended by inserting the text “, any Permitted Senior Notes Document” immediately before the text “or any Refinancing Senior Subordinated Notes Document” appearing in said definition.

11. Section 11 of the Credit Agreement is hereby further amended by (i) deleting the definitions of “Calculation Period”, “Consolidated Interest Coverage Ratio”, “Leverage Ratio” and “Pro Forma Basis” appearing in said Section and (ii) inserting the following new definitions in the appropriate alphabetical order in said Section:

“Additional Interest” shall mean, any increase in the interest rate on the Permitted Senior Notes due to the failure by Holdings to (i) file the shelf registration statement when required by any registration rights agreement applicable thereto; or (ii) timely file any report or document that it is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act at any time during the one year period following the original issuance date of the Permitted Senior Notes (after giving effect to any applicable cure periods).

“Calculation Period” shall mean, with respect to any Permitted Acquisition or any other event expressly required to be calculated on a Pro Forma Basis pursuant to the terms of this Agreement, the Test Period most recently ended prior to the date of such Permitted Acquisition or other event for which financial statements have been delivered (or were required to be delivered) to the Lenders pursuant to this Agreement.

“Consolidated Interest Coverage Ratio” shall mean, for any period, the ratio of (a) Consolidated EBITDA for such period to (b) Consolidated Net Interest Expense for such period; provided that for purposes of any calculation of the Consolidated Interest Coverage Ratio pursuant to Sections 8.14(a) and 9.06(xvi) only, (i) Consolidated EBITDA shall be determined on a Pro Forma Basis in accordance with clause (iii) of the definition of “Pro Forma Basis” contained herein and (ii) Consolidated Net Interest Expense shall be determined on a Pro Forma Basis in accordance with the requirements of the definition of “Pro Forma Basis” contained herein.

“Documents” shall mean and include (i) the Credit Documents, (ii) the Refinancing Documents, (iii) on and after the execution and delivery thereof, the Accounts Receivable Facility Documents, (iv) the Second-Lien Credit Documents, (v) on and after the execution and delivery thereof, the Refinancing Senior Subordinated Notes Documents, and (vi) on and after the execution and delivery thereof, the Permitted Senior Notes Documents.

“Leverage Ratio” shall mean, on any date of determination, the ratio of (x) Consolidated Debt on such date to (y) Consolidated EBITDA for the Test Period most recently ended on or prior to such date; provided that (i) for purposes of any calculation of the Leverage Ratio pursuant to this Agreement, Consolidated EBITDA shall be determined on a Pro Forma Basis in accordance with clause (iii) of the definition of “Pro Forma Basis” contained herein and (ii) for purposes of any calculation of the Leverage Ratio pursuant to Sections 8.14(a), 8.19, 9.06(x) and 9.06(xvi) and the definitions of “Applicable Margin” and “Excluded IPO Proceeds” only, Consolidated Debt shall be determined on a Pro Forma Basis in accordance with the requirements of the definition of “Pro Forma Basis” contained herein.

“Permanent Exchange Senior Notes” shall mean senior notes or convertible notes issued by Holdings in exchange for Permitted Senior Notes pursuant to the Permitted Senior Notes Indenture, which Permanent Exchange Senior Notes shall be substantially identical securities to the originally issued Permitted Senior Notes and issued pursuant to a registered exchange offer or private exchange offer for the Permitted Senior Notes on market terms reasonably satisfactory to the Administrative Agent; provided that in no event will the issuance of any Permanent Exchange Senior Notes increase the aggregate principal amount of Permitted Senior Notes theretofore outstanding or otherwise result in an increase in the interest rate applicable to the Permitted Senior Notes theretofore outstanding excluding, for the avoidance of doubt, any increase resulting from Additional Interest permitted to be incurred at any time under the Permitted Senior Notes.

“Permitted Convertible Notes” shall mean any Permitted Senior Notes in the form of convertible notes.

“Permitted Senior Notes” shall mean any Indebtedness of Holdings evidenced by, at Holdings’ election at the time of incurrence, either senior notes or convertible notes (but not both), so long as (a) such Indebtedness does not provide for security, (b) such Indebtedness does not provide for guaranties by any Person (other than the Borrower and the Subsidiary Guarantors), (c) such Indebtedness is not subject to amortization and does not mature, in any case at any time prior to the first anniversary of the Term Loan Maturity Date (although, for avoidance of doubt, early conversion rights with respect to convertible notes and mandatory repurchase requirements complying with clause (d) below do not violate this clause (c)), (d) the definitive agreement or indenture governing such Indebtedness shall (1) not include any financial maintenance covenants, (2) not contain covenant and default provisions which are more restrictive or onerous than those applicable to Holdings and its Subsidiaries under this Agreement (other than, in the case of convertible notes, a customary “fundamental change” offer to repurchase covenant satisfying the requirements of succeeding clause (3)), (3) only include a “change of control” or “fundamental change” offer to repurchase covenant if such covenant does not require a repurchase sooner than the date occurring 45 days after the applicable triggering event and (4) in the case of Indebtedness in the form of senior notes, only include an “asset sale” offer to purchase covenant if such covenant permits Holdings, the Borrower or a Subsidiary of Holdings to repay Obligations, and terminate Commitments, under this Agreement before offering to purchase such Indebtedness, (e) the “default to other indebtedness” event of default contained in the definitive agreement or indenture governing such Indebtedness shall provide for “cross-acceleration” rather than a “cross-default”, (f) all other terms of such Indebtedness are (1) customary (and on market terms) for a public offering or private placement under Rule 144A of the Securities Act of senior unsecured notes or convertible notes (including, without limitation, the amount of any Additional Interest which may be required to be paid), and (2) together with any documentation relating thereto, reasonably satisfactory to the Administrative Agent, as such Indebtedness may be amended, modified and/or supplemented from time to time in accordance with the terms hereof and thereof. The issuance of Permitted Senior Notes shall be deemed to be a representation and warranty by Holdings and the Borrower that all conditions thereto have been satisfied in all material respects and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 6 and 10. As used in this Agreement, the term “Permitted Senior Notes” shall include any Permanent Exchange Senior Notes issued pursuant to the Permitted Senior Notes Indenture in exchange for theretofore outstanding Permitted Senior Notes, as contemplated by the definition of Permanent Exchange Senior Notes.

“Permitted Senior Notes Documents” shall mean the Permitted Senior Notes, the Permitted Senior Notes Indenture and each other agreement, document or instrument relating to the issuance of the Permitted Senior Notes, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

“Permitted Senior Notes Indenture” shall mean any indenture or similar agreement entered into in connection with the issuance of Permitted Senior Notes, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

“Pro Forma Basis” shall mean, in connection with any calculation of compliance with any financial covenant or financial term, the calculation thereof after giving effect on a pro forma basis to (x) the incurrence of any Indebtedness (other than revolving Indebtedness, except to the extent same is incurred to refinance other outstanding Indebtedness, to finance a Permitted Acquisition or to finance a Dividend pursuant to Section 9.06(x) or (xvi)) after the first day of the relevant Calculation Period or Test Period, as the case may be, as if such Indebtedness had been incurred (and the proceeds thereof applied) on the first day of such Test Period or Calculation Period, as the case may be, (y) the permanent repayment of any Indebtedness (other than revolving Indebtedness, except to the extent accompanied by a corresponding permanent commitment reduction) after the first day of the relevant Test Period or Calculation Period, as the case may be, as if such Indebtedness had been retired or repaid on the first day of such Test Period or Calculation Period, as the case may be, and (z) any Permitted Acquisition then being consummated as well as any other Permitted Acquisition if consummated after the first day of the relevant Test Period or Calculation Period, as the case may be, and on or prior to the date of the respective Permitted Acquisition then being effected, with the following rules to apply in connection therewith:

(i) all Indebtedness (x) (other than revolving Indebtedness, except to the extent same is incurred to refinance other outstanding Indebtedness, to finance Permitted Acquisitions or to finance Dividends pursuant to Section 9.06(x) or (xvi)) incurred or issued after the first day of the relevant Test Period or Calculation Period (whether incurred to finance a Permitted Acquisition, to refinance Indebtedness or otherwise) shall be deemed to have been incurred or issued (and the proceeds thereof applied) on the first day of such Test Period or Calculation Period, as the case may be, and remain outstanding through the date of determination and (y) (other than revolving Indebtedness, except to the extent accompanied by a corresponding permanent commitment reduction) permanently retired or redeemed after the first day of the relevant Test Period or Calculation Period, as the case may be, shall be deemed to have been retired or redeemed on the first day of such Test Period or Calculation Period, as the case may be, and remain retired through the date of determination;

(ii) all Indebtedness assumed to be outstanding pursuant to preceding clause (i) shall be deemed to have borne interest at (x) the rate applicable thereto, in the case of fixed rate indebtedness, or (y) the rates which would have been applicable thereto during the respective period when same was deemed outstanding, in the case of floating rate Indebtedness (although interest expense with respect to any Indebtedness for periods while same was actually outstanding during the respective period shall be calculated using the actual rates applicable thereto while same was actually outstanding); provided that all Indebtedness (whether actually outstanding or deemed outstanding) bearing interest at a floating rate of interest shall be tested on the basis of the rates applicable at the time the determination is made pursuant to said provisions; and

(iii) in making any determination of Consolidated EBITDA on a Pro Forma Basis, pro forma effect shall be given to any Permitted Acquisition if effected during the respective Calculation Period or Test Period (or thereafter, for purposes of determinations pursuant to Sections 8.14(a), 8.19, 9.06(x) and 9.06(xvi) and the definitions of “Applicable Margin” and “Excluded IPO Proceeds” only) as if same had occurred on the first day of the respective Calculation Period or Test Period, as the case may be, taking into account, in the case of any Permitted Acquisition, factually supportable and identifiable cost savings and expenses which would otherwise be accounted for as an adjustment pursuant to Article 11 of Regulation S-X under the Securities Act, as if such cost savings or expenses were realized on the first day of the respective period.

“Restricted” shall mean, when referring to cash or Cash Equivalents of Holdings or any of its Subsidiaries, that such cash or Cash Equivalents (i) appear (or would be required to appear) as “restricted” on a consolidated balance sheet of Holdings or of any such Subsidiary (unless such appearance is related to the Credit Documents or Liens created thereunder), (ii) are subject to any Lien in favor of any Person (other than the Collateral Agent for the benefit of the Secured Creditors), (iii) are held by Holdings or such Subsidiary outside of the United States or a state thereof, or (iv) are not otherwise generally available for use by Holdings or such Subsidiary.

“Senior Secured Leverage Ratio” shall mean, on any date of determination, the ratio of (x) Senior Secured Consolidated Debt on such date to (y) Consolidated EBITDA for the Test Period most recently ended on or prior to such date; provided that for purposes of any calculation of the Senior Secured Leverage Ratio pursuant to this Agreement, (i) Consolidated EBITDA shall be determined on a Pro Forma Basis in accordance with clause (iii) of the definition of “Pro Forma Basis” contained herein and (ii) Senior Secured Consolidated Debt shall be determined on a Pro Forma Basis in accordance with the requirements of the definition of “Pro Forma Basis” contained herein.

“Unrestricted” shall mean, when referring to cash or Cash Equivalents of Holdings or any of its Subsidiaries, that such cash or Cash Equivalents are not Restricted.

12. Section 12.04(a) of the Credit Agreement is hereby amended by deleting the text “the definition of “Refinancing Senior Subordinated Notes”“ appearing in said Section and inserting the text “the definitions of “Refinancing Senior Subordinated Notes”, “Permitted Senior Notes” and “Permanent Exchange Senior Notes”“ in lieu thereof.

13. Section 12.04 of the Credit Agreement is hereby further amended by deleting clause (b) of said Section in its entirety and inserting the following new clause (b) in lieu thereof:

“(b) For purposes of determining compliance with the conditions specified in Sections 5, 6, 8.16 and 8.19 and the definitions of “Refinancing Senior Subordinated Notes”, “Permitted Senior Notes” and “Permanent Exchange Senior Notes”, each Agent and each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Administrative Agent, the Collateral Agent, any other Agent and/or a Lender unless the Administrative Agent shall have received notice from an objecting Agent or Lender prior to the Effective Date or other relevant date of determination, as the case may be, specifying its objection thereto. Without limiting the foregoing, it is understood and agreed that each Lender has the right to request from the Administrative Agent and/or the Collateral Agent a copy of (x) any item required to be delivered pursuant to Section 5, 8.16 or 8.19 which is required to be satisfactory in form, scope and substance to the Administrative Agent, the Collateral Agent or any other Agent, (y) any Refinancing Senior Subordinated Notes Documents entered into in connection with Indebtedness incurred pursuant to Section 9.04(xvi), and (z) any Permitted Senior Notes Documents entered into in connection with Indebtedness incurred pursuant to Section 9.04(xxii).”.

14. Section 12.08 of the Credit Agreement is hereby amended by deleting the text “the Refinancing Senior Subordinated Notes” appearing in said Section and inserting the text “the Refinancing Senior Subordinated Notes, the Permitted Senior Notes and the Permanent Exchange Senior Notes” in lieu thereof.

II.	Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this Fifth Amendment, each Credit Agreement Party hereby represents and warrants that:

(a) no Default or Event of Default exists as of the Fifth Amendment Effective Date, both before and after giving effect to this Fifth Amendment; and

(b) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Fifth Amendment Effective Date both before and after giving effect to this Fifth Amendment, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2. This Fifth Amendment is limited as specified and shall not constitute a modification, acceptance, consent to, deviation from or waiver of any other provision of the Credit Agreement or any other Credit Document.

3. This Fifth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4. THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

5. This Fifth Amendment shall become effective on the date (the “Fifth Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i) Holdings, the Borrower and Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: May Yip-Daniels (facsimile number 212-354-8113); and

(ii) there shall have been delivered to Administrative Agent copies of resolutions of the board of directors of Holdings and the Borrower approving and authorizing the execution, delivery and performance of this Fifth Amendment and the Credit Documents as amended by this Fifth Amendment, certified as of the Fifth Amendment Effective Date by the corporate secretary or an assistant secretary of such Credit Party as being in full force and effect without modification or amendment.

6. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.

* * *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fifth Amendment as of the date first above written.

ENERSYS

By:	/s/ Michael G. Hastings
Name:	Michael G. Hastings
Title:	Vice President, Treasurer and Assistant Secretary

ENERSYS CAPITAL INC.

By:	/s/ Michael G. Hastings
Name:	Michael G. Hastings
Title:	Treasurer and Assistant Secretary

BANK OF AMERICA, N.A, as Administrative Agent

By:	/s/ John P. Wofford
Name:	John P. Wofford
Title:	Vice President

BANK OF AMERICA, N.A., Individually

By:	/s/ John P. Wofford
Name:	John P. Wofford
Title:	Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

Bank of America, N.A.

By:	/s/ John P. Wofford
Name:	John P. Wofford
Title:	Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION: Galaxy CLO 2003-1, Ltd.

By: AIG Global Investment Corp., Inc. its Collateral Manager

By:	/s/ Steven S. Oh
Name:	Steven S. Oh
Title:	Managing Director

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

SunAmerica Senior Floating Rate Fund Inc.

By: AIG Global Investment Corp., Inc., Investment Sub-Adviser

By:	/s/ Steven S. Oh
Name:	Steven S. Oh
Title:	Managing Director

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

BABSON CLO LTD. 2003-I
BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2006-II
SAPPHIRE VALLEY CDO I, LTD.
SUFFIELD CLO, LIMITED

By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Michael Friend
Name:	Michael Friend
Title:	Director

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: Babson Capital Management LLC as Investment Manager

By:	/s/ Michael Friend
Name:	Michael Friend
Title:	Director

SIMBURY CLO, LIMITED

By: Babson Capital Management LLC under delegated authority from Massachusetts Mutual Life Insurance Company as Collateral Manager

By:	/s/ Michael Friend
Name:	Michael Friend
Title:	Director

VINACASA CLO, LTD

By: Babson Capital Management LLC as Collateral Servicer

By:	/s/ Michael Friend
Name:	Michael Friend
Title:	Director

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY

By:	/s/ Lawrence Elkins
Name:	Lawrence Elkins
Title:	Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION: BLACK DIAMOND CLO 2005-2 Ltd.

By: Black Diamond CLO 2005-2 Adviser, L.L.C. as its Collateral Manager

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION: BlackRock Senior Incomes Series Magnetite V CLO, Limited Senior Loan Portfolio BlackRock Global Investment Series: Income Strategies Portfolio

By:	/s/ Anthony Heyman
Name:	Anthony Heyman
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

FOXE BASIN CLO 2003, LTD.

By: GSO Debt Funds Management LLC as Collateral Manager

By:	/s/ Lee M. Shaiman
Name:	Lee M. Shaiman
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

HUDSON STRAITS CLO 2004, LTD.

By: GSO Debt Funds Management LLC as Collateral Manager

By:	/s/ Lee M. Shaiman
Name:	Lee M. Shaiman
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT
NAME OF INSTITUTION: Sun Life Assurance Company of Canada (US)

By: GSO CP Holdings LP as Sub-Advisor

By:	Lee M. Shainan
Name:	Lee M. Shainan
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

Lafayette Square CDO Ltd.

By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Senior Managing Director

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT
NAME OF INSTITUTION: Monument Park CDO Ltd.

By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Senior Managing Director

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

RIVERSIDE PARK CLO LTD.

By: GSO Debt Funds Management LLC. as Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Senior Managing Director

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION: Union Square CDO Ltd.

By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Dean T. Criares
Name:	Dean T. Criares
Title:	Senior Managing Director

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

REGATTA FUNDING LTD.

By: Citigroup Alternative Investments LLC, attorney-in-fact

By:	/s/ John. O’Connell
Name:	John O’Connell
Title:	Director

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION: LMP Corporate Loan Fund, Inc.

By: Citigroup Alternative Investments LLC

By:	/s/ John O’Connell
Name:	John O’Connell
Title:	Director

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

Columbus Loan Funding Ltd.

By: Citigroup Alternative Investments LLC

By:	/s/ John O’Connell
Name:	John O’Connell
Title:	Director

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION: BRIDGEPORT CLO LTD.

By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

BRYN MAWR II CLO, Ltd.

By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION: FOREST CREEK CLO, Ltd.

By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

LONG GROVE CLO, LIMITED

By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION: ROSEMONT CLO, Ltd.

By: Deerfield Capital Management LLC as its Collateral Manager

By:	/s/ Lynne Sanders
Name:	Lynne Sanders
Title:	Senior Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO IV, LTD., or an affiliate

By:	/s/ Kelli C. Marti
Name:	Kelli C. Marti
Title:	Senior Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

Erste Bank Der Oesterreichischen Sparkassen AG

By:	/s/ John Fay
Name:	John Fay
Title:	Executive Director

By:	/s/ Bryan Lynch
Name:	Bryan Lynch
Title:	Managing Director

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION: FRANKLIN FLOATING RATE DAILY ACCESS FUND

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

Franklin Templeton Series II Funds
Franklin Floating Rate II Fund

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

Franklin Floating Rate Master Series

By:	/s/ Richard Hsu
Name:	Richard Hsu
Title:	Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

Franklin Templeton Total Return
FDP Fund of FDP Series, Inc.

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

Templeton Global Investment Trust -
Templeton Income Fund

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

FRANKLIN TOTAL RETURN FUND

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

FRANKLIN STRATEGIC SERIES – FRANKLIN STRATEGIC INCOME FUND

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

FRANKLIN STRATEGIC INCOME FUND (CANADA)

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST – FRANKLIN STRATEGIC INCOME SECURITIES FUND

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

GULF STREAM-COMPASS CLO 2003-1 LTD
By: Gulf Stream Asset Management LLC as Collateral Manager

GULF STREAM-COMPASS CLO 2004-1 LTD
By: Gulf Stream Asset Management LLC as Collateral Manager

GULF STREAM-SEXTANT CLO 2007-1 LTD
By: Gulf Stream Asset Management LLC as Collateral Manager

By:	/s/ Barry K. Love
Name:	Barry K. Love
Title:	Chief Credit Officer

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

IKB Capital Corporation

By:	/s/ David Snyder
Name:	David Snyder
Title:	President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

AVALON CAPITAL LTD. 3
By: INVESCO Senior Secured Management, Inc. as Asset Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

CHAMPLAIN CLO, LTD.
By: INVESCO Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

CHARTER VIEW PORTFOLIO
By: INVESCO Senior Secured Management, Inc. as Investment Advisor

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

DIVERSIFIED CREDIT PORTFOLIO LTD.
By: INVESCO Senior Secured Management, Inc. as Investment Adviser

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

KATONAH V, LTD.
By: INVESCO Senior Secured Management, Inc. as Investment Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC
By: INVESCO Senior Secured Management, Inc. as Portfolio Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

SAGAMORE CLO LTD.
By: INVESCO Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

SARATOGA CLO I, LIMITED
By: INVESCO Senior Secured Management, Inc. as the Asset Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

WASATCH CLO, LTD
By: INVESCO Senior Secured Management, Inc. as the Portfolio Manager

By:	/s/ Thomas Ewald
Name:	Thomas Ewald
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

LightPoint CLO 2004-I, Ltd

By:	/s/ Colin Donian
Name:	Colin Donian
Title:	Senior Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

LCM I LIMITED PARTNERSHIP
By: Lyon Capital Management LLC, as Collateral Manager

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon
Title:	Portfolio Manager

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

LCM II LIMITED PARTNERSHIP
By: Lyon Capital Management LLC, as Collateral Manager

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon
Title:	Portfolio Manager

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

LCM III, Ltd.
By: Lyon Capital Management LLC, as Collateral Manager

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon
Title:	Portfolio Manager

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

LCM IV, Ltd.
By: Lyon Capital Management LLC, as the Collateral Manager

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon
Title:	Portfolio Manager

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

LCM V, Ltd.
By: Lyon Capital Management LLC, as the Collateral Manager

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon
Title:	Portfolio Manager

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

MUIRFIELD TRADING LLC

By:	/s/ Tara E. Kenny
Name:	Tara E. Kenny
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

NATIONAL CITY

By:	/s/ James C. Ritchie
Name:	James C. Ritchie
Title:	Senior Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

READING BUSINESS CENTER

By:	/s/ Jeffrey L. Schucker
Name:	Jeffrey L. Schucker
Title:	Senior Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

NCRAM Senior Loan Trust 2005

By: Nomura Corporate Research and Asset Management Inc. as Investment Adviser

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

Clydesdale CLO 2003 Ltd.

By: Nomura Corporate Research and Asset Management Inc. as Collateral Manager

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

Clydesdale CLO 2004, Ltd.

By: Nomura Corporate Research and Asset Management Inc. as Investment Manager

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

Clydesdale CLO 2006, Ltd.

By: Nomura Corporate Research and Asset Management Inc. as Investment Manager

By:	/s/ Robert Hoffman
Name:	Robert Hoffman
Title:	Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

PINEHURST TRADING, INC.

By:	/s/ Tara E. Kenny
Name:	Tara E. Kenny
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

SERVES 2006-I, Ltd., by PPM America, Inc., as Collateral Manager

By:	/s/ David C. Wagner
Name:	David C. Wagner
Title:	Managing Director

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

PPM MONARCH BAY FUNDING LLC

By:	/s/ Tara E. Kenny
Name:	Tara E. Kenny
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

PPM SHADOW CREEK FUNDING LLC

By:	/s/ Tara E. Kenny
Name:	Tara E. Kenny
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

Ameriprise Certificate Company

By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

RiverSource Life Insurance Company

By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

RiverSource Bond Series, Inc. – RiverSource Floating Rate Fund

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

Atlas Loan Funding (CENT I) LLC

By: RiverSource Investments, LLC Attorney in Fact

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

Centurion CDO III, Limited

By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

Centurion CDO VI, Ltd.

By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

Centurion CDO VII, Ltd.

By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

Centurion CDO 8, Limited

By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

Centurion CDO 9, Limited

By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

Cent CDO 10, Limited

By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

Cent CDO XI, Limited

By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

Cent CDO 15, Limited

By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

Sequils-Centurion V, Ltd.

By: RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Director of Operations

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

RZB FINANCE LLC

By:	/s/ John A. Valiska
Name:	John A. Valiska
Title:	First Vice President

By:	/s/ Shirley Ritch
Name:	Shirley Ritch
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

SOVEREIGN BANK

By:	/s/ Pamela T. Campbell
Name:	Pamela T. Campbell
Title:	Regional Executive

SIGNATURE PAGE TO THE FIFTH AMENDMENT AS OF THE DATE FIRST SET FORTH ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF MARCH 17, 2004, AMONG ENERSYS, A DELAWARE CORPORATION, ENERSYS CAPITAL INC., A DELAWARE CORPORATION, THE LENDERS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT, MORGAN STANLEY SENIOR FUNDING, INC., AS SYNDICATION AGENT, AND LEHMAN COMMERCIAL PAPER INC., AS DOCUMENTATION AGENT

NAME OF INSTITUTION:

WACHOVIA BANK, N.A.

By:	/s/ Frank Kulp
Name:	Frank Kulp
Title:	Senior Vice President